UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2007

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 Main Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K), “Reliant” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant and its subsidiaries.

Item 8.01  Other Events

On August 20, 2007, Reliant Energy Channelview LP, Reliant Energy Channelview (Texas) LLC, Reliant Energy Channelview (Delaware) LLC, and Reliant Energy Services Channelview LLC (collectively, “Channelview”), each an indirect wholly-owned subsidiary of Reliant, filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the District of Delaware (Case Nos. 07-11160, 07-11162, 07-11164 and 07-11165, respectively).  These entities will continue to operate their businesses as debtors-in-possession.

As previously reported, Reliant expects to continue to explore strategic alternatives with respect to its interests in these entities, including selling its equity interests or refinancing all or a portion of Channelview’s debt.  Channelview’s debt is non-recourse to Reliant Energy and this bankruptcy filing does not cause a default under any of Reliant’s other debt.  As of July 31, 2007, our net investment in these entities, before considering any income tax impacts, was approximately $70 million.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are statements that contain projections, assumptions or estimates about our revenues, income and other financial items, our plans and objectives for future operations or about our future economic performance, transactions and dispositions and financings related thereto.  In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: August 20, 2007	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller